Company Contact:
                            Bill Willett
                            Programmer's Paradise(R), Inc.
                            Chairman and Chief Executive Officer
                            (732)-389-8950
                            bill.willett@programmers.com


           PROGRAMMER'S PARADISE(R), INC. REPORTS 2003 FOURTH QUARTER
                                FINANCIAL RESULTS

                             NET SALES INCREASE 34%
                           EARNINGS PER SHARE OF $.10


SHREWSBURY, NJ, January 29, 2004 - Programmer's Paradise(R), Inc. (NASDAQ: PROG) today reported financial results for the fourth quarter and year ended December 31, 2003. The results will be discussed in a conference call to be held on Friday, January 30, 2004 at 10:00 AM Eastern time. The dial-in telephone number is (703) 871-3026 and the pass code is "PROG".

Revenue for the quarter ended December 31, 2003 was $20.0 million compared with $14.9 million for the quarter ended December 31, 2002. The 34% increase in year-over-year sales reflects the improved productivity of our account executive team, and a more favorable IT spending environment. In addition sales increased 9% over the immediately preceding quarter.

For the year 2003 sales were $69.6 million, a 7% increase over 2002. Earnings per share for 2003 were $.26 vs. $.01 in 2002.

Bill Willett, Chairman and Chief Executive Officer, stated, "This increase in sales and our continued focus on expense control has resulted in another profitable quarter for our Company, and a solid performance for the year 2003."

Programmer's Paradise, Inc. is a marketer of technical software and hardware for microcomputers, servers and networks in the United States and Canada. Programmer's Paradise offers a wide variety of technical and general business application software, PC hardware and components from a broad range of publishers and manufacturers. Additional information can be found by visiting www.programmersparadise.com.

Contact Programmer's Paradise, Inc. via Bill Willett, CEO of Programmer's Paradise, Inc. at (732) 389-8950 or bill.willett@programmers.com.

The statements in this release concerning the Company's future prospects are forward-looking statements that involve certain risks and uncertainties. Such risks and uncertainties include the continued acceptance of the Company's distribution channel by vendors and customers, the timely availability and acceptance of new products, and contribution of key vendor relationships and support programs.



                               - Tables Follow --

                  PROGRAMMER'S PARADISE, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                  December 31,     December 31,
                                                      2003             2002
                                                  ------------     ------------
                           ASSETS
Current assets
  Cash and cash equivalents                      $     5,878      $      6,072
  Marketable Securities                                5,033             5,110
  Accounts receivable, net                             7,783             6,342
  Inventory - finished goods                           1,119             1,151
  Prepaid expenses and other current assets              333               264
                                                 -----------      ------------
Total current assets                                  20,146            18,939

Equipment and leasehold improvements, net                292               460
Other assets                                              51                69
                                                 -----------      ------------
Total assets                                     $    20,489      $     19,468
                                                 ===========      ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable and accrued expenses          $     8,919      $      7,772
  Dividend payable                                       375               -
                                                 -----------     -------------
Total current liabilities                              9,294             7,772

Commitments and contingencies

Stockholders' equity
  Common stock, $.01 par value; authorized,
    10,000,000 shares; issued 5,284,500 shares and
    5,230,250 shares, respectively                        53                52
  Additional paid-in capital                          34,098            35,484
    Treasury stock, at cost, 1,533,970 shares and
    1,389,576 shares, respectively                    (4,490)           (4,184)
  Accumulated deficit                                (18,544)          (19,511)
  Accumulated other comprehensive income (loss)           78              (145)
                                                 -----------      -------------
Total stockholders' equity                            11,195            11,696
                                                 -----------      -------------
Total liabilities and stockholders' equity       $    20,489      $     19,468
                                                 ===========      ============

                  PROGRAMMER'S PARADISE, INC. AND SUBSIDIARIES
    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                      (In thousands, except per share data)


                                                                                                        Three months ended
                                                                        December 31,                         December 31,
                                                                                                             (Unaudited)
                                                                    2003             2002              2003               2002
                                                                    ----             ----              ----               ----

Net sales                                                      $    69,569       $    65,157      $    19,965       $    14,886

Cost of sales                                                       60,609            56,540           17,410            12,805
                                                               -----------       -----------      -----------       -----------

Gross profit                                                         8,960             8,617            2,555             2,081

Selling, general and administrative expenses                         8,143             8,926            2,203             2,473

Settlement of escrow                                                     -               348                -                 -
                                                               -----------       ------------     -----------       ------------

Income (loss) from operations                                          817              (657)             352              (392)

Realized gain on sale of available-for-sale securities                   -               205                -                64

Interest income, net                                                   133               241               40                46

Foreign exchange gain (loss)                                            97               (31)              27               (22)
                                                               -----------       ------------     -----------       ------------

Income (loss) before income taxes                                    1,047              (242)             419              (304)

Provision (benefit) for income taxes                                    81              (270)              29               (13)
                                                               -----------       ------------     -----------       ------------

Net income (loss)                                              $       966       $        28      $       390              (291)
                                                               ===========       ===========      ===========       ============

Net income (loss) per common share - Basic                     $      0.26       $      0.01      $      0.10       $     (0.07)
                                                               ===========       ===========      ============      ============
Net income (loss) per common share - Diluted                   $      0.25       $      0.01      $      0.10       $     (0.07)
                                                               ===========       ============     ============      ============

Weighted average number of common shares outstanding

Basic                                                                3,725             4,459            3,732             3,920
                                                               ===========       ============     ============      ============
Diluted                                                              3,900             4,480            3,907             3,920
                                                               ===========       ============     ============      ============

Reconciliation of net income (loss) to comprehensive income (loss):

Net income (loss)                                              $       966       $        28      $       390       $      (291)
                                                               -----------       ------------     -----------       ------------
Other comprehensive income, net of tax:

      Reclassification adjustment for gain realized on sale
        of available-for-sale securities                                 -               (78)                               (78)
      Unrealized gain on available-for-sale securities                   -               114              (16)               73
      Foreign currency translation adjustments                         223               285               23               (47)
                                                               -----------       ------------     -----------       ------------
Total comprehensive income (loss)                              $     1,189       $       349      $       397       $      (262)
                                                               ===========       ============     ===========       ============

